UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 31, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On February 3, 2006, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K with regard to the acquisition on January 31, 2006 by a wholly-owned subsidiary of Hines REIT Properties, L.P., its majority-owned subsidiary (the “Operating Partnership,” and together with Hines REIT, the “Company”), of a group of office properties located in Miami, Florida, as described in such Current Report. This Amendment to the Current Report includes financial information relating to the property acquired on January 31, 2006.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
Airport Corporate Center, Miami, Florida — Year Ended December 31, 2005
Independent Auditors’ Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses
     (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations —Year Ended December 31, 2004
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004
Unaudited Notes to Pro Forma Consolidated Statement of Operations
     (c) Exhibits None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
February 13, 2006	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT
To the Member of
Hines REIT Airport Corporate Center LLC
      We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the office complex located in Miami, Florida (the “Properties”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Properties’ revenues and expenses.
      In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of the office complex located in Miami, Florida, for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, Texas
February 13, 2006

AIRPORT CORPORATE CENTER, MIAMI, FLORIDA
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2005

Revenue:
Rental income	$16,485,337
Escalation income	2,924,680
Other income	72,187

Total revenues	19,482,204
Certain Operating Expenses:
Interest	4,405,601
Real estate taxes	2,205,019
Utilities	1,727,042
Repairs, maintenance and supplies	1,434,673
Building management services	1,135,206
Cleaning	1,128,987
Salaries	874,953
Insurance	551,809

Total certain operating expenses	13,463,290

Revenues in excess of certain operating expenses	$6,018,914

See accompanying notes to statement of revenues and certain operating expenses.

AIRPORT CORPORATE CENTER, MIAMI, FLORIDA
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2005

(1)	Organization
      The Airport Corporate Center (the “Properties”), is an 11-Building, 53 acres office complex with 1,018,477 square foot of office space located in Miami, Florida. Hines Real Estate Investment Trust, Inc.(“Hines REIT”) acquired, through Hines REIT Properties, L.P., its majority-owned subsidiary (the “Operating Partnership,” and together, the “Company”) the Properties. The acquisition was completed on January 31, 2006 by Hines REIT Airport Corporate Center LLC, a wholly-owned subsidiary of the Operating Partnership.

(2)	Basis of Presentation
      The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and certain operating expenses of the Properties, exclusive of items which may not be comparable to the proposed future operations of the Properties.

(3)	Principles of Reporting and Use of Estimates
      The preparation of historical summaries in conformity with generally accepted accounting principles in the United States of America requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

(a)	Revenue Recognition
      The Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the leases, which amounted to a decrease in rental income of approximately $54,000 for the year ended December 31, 2005.
      Rental payments under certain leases are based on a minimum rental amount plus a percentage of the lessee’s sales in excess of stipulated amounts. Since inception, no income has been received from such contingent rent agreements.
      Approximately 92% (unaudited) of the Properties’ net rentable space is committed under operating leases at December 31, 2005. The tenants’ leases expire in various years through 2015. Of the total net rentable area leased, approximately 13% (unaudited) is leased to tenants in import/export/transportation industry and 18% (unaudited) is leased to tenants in hospitality industry.

(b)	Bad Debt Expense
      Bad debts are recorded under the specific identification method whereby uncollectible receivables are directly written off when identified.

AIRPORT CORPORATE CENTER, MIAMI, FLORIDA
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES — (Continued)

(c)	Repairs and Maintenance
      Expenditures for repairs and maintenance are expensed as incurred.

(5)	Leases
      The aggregate annual minimum future rental revenue on non-cancelable operating leases in effect at December 31, 2005 is as follows:

Amount

Year ending December 31:
2006	$16,486,686
2007	14,086,258
2008	9,440,706
2009	5,240,765
2010	2,488,487
Thereafter	2,975,074

Total future minimum rentals	$50,717,976

      Total minimum future rental income represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service, insurance, real estate taxes, and operating cost escalations.

(6)	Mortgage Note Payable
      In connection with the acquisition of the Properties, Hines REIT Airport Corporate Center LLC assumed a mortgage note payable to Wells Fargo Bank, N.A. (the “Mortgage Note”). The Mortgage Note is secured by a deed of trust on certain land and all improvements and an assignment of tenant leases and related receivables. The Mortgage Note accrues interest daily at a fixed rate of 4.775% per annum, which is paid in monthly installments until the maturity date of March 11, 2009, at which time all remaining outstanding principal and interest is due and payable.
      Future principal payments on the Mortgage Note are as follows:

Amount

Year ending December 31:
2006	$—
2007	—
2008	—
2009	91,000,000

Total	$91,000,000

* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
December 31, 2004
      Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) has made the following acquisitions:

Property Name	Date of Acquisition	Purchase Price

1900 and 2000 Alameda de las Pulgas	June 28, 2005	$59.8 million
3100 McKinnon Street	August 24, 2005	$27.9 million
1515 S Street	November 2, 2005	$66.6 million
Airport Corporate Center	January 31, 2006	$159.4 million
      Additionally, during the year ended December 31, 2005, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling approximately $99.8 million. The Unaudited Pro Forma Consolidated Statement of Operations assume the Company’s acquisitions of 1900 and 2000 Alameda de las Pulgas, 3100 McKinnon Street, 1515 S Street and Airport Corporate Center and its investments in the Core Fund occurred on January 1, 2004.
      In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2004, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

	Year Ended
	December 31,	Adjustment for
	2004	Acquisitions		Pro Forma

Revenues	$—	$36,482,870	(a)	$36,482,870
Expenses:
Organizational and offering expenses	14,771,095	—		14,771,095
Asset management and acquisition fees	818,320	5,118,000	(e)	5,936,320
Other start-up costs	409,668	—		409,668
General and administrative expenses	617,570	—		617,570
Depreciation and amortization	—	12,290,220	(a)	12,290,220
Property operating expenses	—	15,852,347	(a)	15,852,347

Total expenses	16,616,653	33,260,567		49,877,220

Income (loss) before equity in income, interest income and loss allocated to minority interests	(16,616,653)	3,222,303		(13,394,350)

Equity in income of Hines-Sumisei U.S. Core Office Fund, L.P.	68,461	241,179	(b)	309,640
Interest income	163	—		163
Interest expense	—	(11,875,250	)(d)	(11,875,250)
Loss allocated to minority interests	6,540,140	564,374	(c)	7,104,514

Net loss	$(10,007,889)	$(7,847,394)		$(17,855,283)

Loss per common share	$(60.40)	$(47.36)		$(107.76)

Weighted average number common shares outstanding	165,690	165,690		165,690

See notes to unaudited pro forma consolidated statement of operations and unaudited notes to pro forma consolidated statement of operations.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
for the Year Ended December 31, 2004

(a)	To record the pro forma effect of the Company’s acquisition of 1900 and 2000 Alameda de las Pulgas, 3100 McKinnon Street (“Citymark”), 1515 S Street and Airport Corporate Center assuming that the acquisitions had occurred on January 1, 2004.

(b)	To record the pro forma effect on the Company’s equity in income assuming that the Company’s additional investments in the Core Fund and the Core Fund’s acquisition of Three First National Plaza, Golden Eagle Plaza and 720 Olive Way had occurred on January 1, 2004.

(c)	To record the pro forma effect on the Company’s loss allocated to minority interest assuming that the Core Fund’s acquisition of Three First National Plaza, Golden Eagle Plaza and 720 Olive Way and the Company’s additional investments in the Core Fund and its acquisitions of 1900 and 2000 Alameda de las Pulgas, Citymark, 1515 S Street and Airport Corporate Center had occurred on January 1, 2004.

(d)	To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda de las Pulgas, Citymark, 1515 S Street and Airport Corporate Center was outstanding the entire year using a weighted average interest rate as of the date of the acquisitions.

(e)	To record the pro forma effect of the Company’s acquisition fees related to the acquisitions of the additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda de las Pulgas, Citymark, 1515 S Street and Airport Corporate Center.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

(1)	Investment Properties
      On June 28, 2005, Hines Real Estate Investment Trust, Inc., a Maryland corporation (“Hines REIT” and, together with its consolidated subsidiaries, the “Company”), acquired 1900 and 2000 Alameda de las Pulgas in San Mateo, California for approximately $59.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. The property, which is located in the San Francisco Bay area office market, consists of a four-story building constructed in 1971 which was substantially renovated in 1996 and a two-story building completed in 1983. The buildings have an aggregate of 253,377 square feet of rentable area.
      On August 24, 2005, the Company acquired Citymark, which is located in Dallas, Texas. The aggregate purchase price of Citymark was approximately $27.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. Citymark is an 11-story office building constructed in 1987. The building has an aggregate of 218,943 square feet of rentable area.
      On November 2, 2005, the Company acquired an office complex located at 1515 S Street in Sacramento, California (“1515 S Street”). The aggregate purchase price for 1515 S Street was approximately $66.6 million, exclusive of transaction costs, financing fees and working capital reserves. The Company funded the acquisition with net proceeds of its public offering and borrowings of approximately $66.0 million under the Company’s revolving credit facility. 1515 S Street consists of two five-story buildings and an eight-story parking garage constructed in 1987. The buildings have an aggregate of 349,000 square feet of rentable area.
      On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/ Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $159.4 million, including transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.
      The unaudited pro forma consolidated statement of operations of the Company assumes that all four acquisitions occurred on January 1, 2004.

(2)	Core Fund
      The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be, primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership and was organized in connection with the acquisition of three office properties from Sumitomo Life Realty (N.Y.), Inc. (“Sumitomo Life”).
      In August 2003, the Core Fund, Sumitomo Life, three independent pension plans and funds (the “Institutional Co-Investors”) and an affiliate of Hines organized Hines-Sumisei NY Core Office Trust (“NY Trust I”), a Maryland real estate investment trust, to acquire three properties from Sumitomo Life and an entity affiliated with Sumitomo Life. Two of these three properties are located in New York City and the remaining property is located in Washington D.C. In August 2003, NY Trust I acquired these properties for an aggregate purchase price of approximately $581.1 million. The cash portion of the purchase price, transaction costs and working capital was funded by a combination of capital contributions from Institutional Co-Investors and Hines affiliates, bridge financing and long-term mortgage debt.
      In January 2004, the Core Fund, Sumitomo Life, certain Institutional Co-Investors and an affiliate of Hines organized Hines-Sumisei NY Core Office Trust II (“NY Trust II”), a Maryland real estate investment

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS — (Continued)
For the Year Ended December 31, 2004
trust, to acquire 600 Lexington Avenue, a fourth office property owned by Sumitomo Life located in New York City. In February 2004, NY Trust II acquired 600 Lexington Avenue for a purchase price of approximately $91.6 million, of which $25.0 million was paid to Sumitomo Life and subsequently reinvested back into the Core Fund by Sumitomo Life in exchange for partnership units in the Core Fund. The cash portion of the purchase price, transaction costs and working capital was funded by a combination of capital contributions from Hines affiliates and long-term mortgage debt.
      The Core Fund holds approximately 40.60% of the outstanding share capital in each NY Trust, Institutional Co-Investors own approximately 57.89% of the outstanding share capital of each NY Trust, and Hines-related entities own the remaining outstanding share capital of each NY Trust, or approximately 1.51%.
      In May 2004, the Core Fund acquired an interest in One Shell Plaza and Two Shell Plaza (collectively, the “Shell Buildings”). Institutional Co-Investors, affiliates of Hines including Hines US Core Office Capital Associates IV Limited Partnership and Hines US Core Office Capital Associates LP and third-party investors currently hold, indirectly, the remaining interests in these buildings, respectively. One half of the interests in the Shell Buildings were acquired from 910 Associates Limited Partnership, 910 Louisiana Limited Partnership and Block 145 Limited, all affiliates of Hines, and through which Hines effectively owned 32.70% of the Shell Buildings. The aggregate purchase price for the Shell Buildings was approximately $351.8 million. The Core Fund holds approximately a 46.18% indirect interest in each of the Shell Buildings. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining approximate 49.50%, 0.76% and 3.56% interests in these buildings, respectively.
      In September 2004, the Core Fund acquired interests in two office buildings located at 55 Second Street and 101 Second Street, in the central business district of San Francisco, California (collectively, the “San Francisco Properties”). Two indirect subsidiaries of the Core Fund were formed as investment entities for the purpose of acquiring and holding these properties. The sellers were unaffiliated with the Company, the Core Fund, Hines or their affiliates. The aggregate purchase price for the San Francisco Properties, including transaction and working capital costs and prepayment and interest rate buy-down fees, was approximately $305.0 million. The Core Fund holds approximately a 92.35% indirect interest in each of the San Francisco Properties. Affiliates of Hines and third-party investors hold, indirectly, the remaining approximate 0.53% and 7.12% interests in these buildings, respectively.
      In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The aggregate purchase price for the property was approximately $245.3 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of approximately $141.0 million. The Core Fund currently holds approximately a 73.88% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining 19.80%, 0.63% and 5.69%, respectively. The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that this acquisition occurred on January 1, 2004.
      On August 10, 2005, the Core Fund purchased Golden Eagle Plaza, an office property located at 525 B Street in the central business district of San Diego, California. Golden Eagle Plaza was built in 1969 and renovated in 1998. It consists of a 22-story office tower and an attached parking structure. The aggregate purchase price of Golden Eagle Plaza was approximately $116.4 million, including transaction costs. In connection with the acquisition, mortgage financing was secured in the amount of $52.0 million and a bridge loan was secured in the amount of $68.0 million. The Core Fund currently holds approximately a 92.35% interest in Golden Eagle Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS — (Continued)
For the Year Ended December 31, 2004
0.53% and 7.12%, respectively. The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that this acquisition occurred on January 1, 2004.
      On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive was approximately $84.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. The Core Fund currently holds approximately an 80% interest in 720 Olive Way. A third-party investor holds, indirectly, the remaining 20% interest. The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that this acquisition occurred on January 1, 2004.
      As of December 31, 2004, the Company had invested approximately $28.4 million in the Core Fund. Through December 31, 2005, the Company acquired additional interests in the Core Fund totaling approximately $99.8 million. The unaudited pro forma consolidated statement of operations of the Company assumes that the investment of $99.8 million occurred on January 1, 2004. Additionally, the unaudited pro forma consolidated statement of operations has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.

HINES REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2004

Revenues and interest income	$203,653,060
Expenses:
Operating	83,530,110
Interest	45,582,398
Depreciation and amortization	63,177,449

Total expenses	192,289,957
Minority interest	9,853,525

Net income	$1,509,578

* * * * *